Exhibit 99.1

Piotr Musialek , MD DPhil FESC Jagiellonian University Dept. of Cardiac & Vascular Diseases John Paul II Hospital , Krakow , Poland 2015 The CARENET all - comer trial using the CGuard ™ micronet - covered carotid embolic prevention stent 6 month data

2015

CAS: State - of - the - art and horizon

CAS (and CEA) are – and will remain – emboli - generating procedures 2015

2/3 CAS neuro events ( stroke , TIA) are POST - procedural n = 3179 consecutive CAS patients 2015

FREE CELL AREA drives CAS neurologic adverse events ( and majority are those during stent healing ! ) 2015 conventional best - in - class Hybrid stent (‘open - close - open’) conventional best - in - class Closed - cell stent P Musialek , LINC 2015 2015

J. Schofer, P. Musialek et al. TCT 2014 K. Mathias , TCT 2013

ANY data on incidence of PLAQUE PROLAPSE in conventional carotid stents ? P Musialek , LINC 2015 2015

Post - procedural PLAQUE PROLAPSE through conventional stent struts 30.7 % Suzuki M et al. ESC 2014 Presentation www.escardio.org Eur Heart J . 2014;35(Abstr Suppl):178 1/3 stents = Precise 2/3 stents = Carotid Wallstent Images : Dr M. Suzuki ESC 2014 www.escardio.org 2015

DW - MRI : the unforgiving testimony of what you’ve done to the TARGET ORGAN... P Musialek , LINC 2015 2015

48h after LICA - CAS The Power of DW - MRI ... 0.037 cm³ 0.039 cm³ M. Urbanczyk, P. Banys, Dept. Radiology, JP2 Hospital, Krakow, Poland 2015

CGuard ™ embolic prevention stent P Musialek , LINC 2015

CGuard™ – Carotid Embolic Prevention System System specifications Stent type Nitinol – self expanding Micronet aperture size 150 - 180 m Guidewire 0.014” Sizes - Diameter - Length 6 - 10mm 20 - 60mm 2015

CARENET – S tudy D esign Study Design: Prospective, multi - center, single arm , all - comer Objectives: To evaluate the periprocedural safety and efficacy of the CGuard stent in the treatment of carotid lesions in thirty consecutive patients with symptomatic and asymptomatic carotid artery stenosis, suitable for CAS Sites: Joachim Schofer, Hamburg University Cardiovascular Center Piotr Musialek , Jagiellonian University Medical College Ralf Kolvenbach , Augusta Hospital Horst Si e vert , Cardiovascular Center Frankfurt Primary Endpoint: 30 day MACCE (death, stroke, MI) 2015 . . . .

2015 CARENET – Baseline C haracteristics Baseline characteristics CARENET (n=30) Age (years) 71.6 “ 7.6 Male 63.4% Symptomatic 33.3 (10) BMI 26.4 ± 3.9 Hypertension 83.3% (25) Hyperlipidemia 90% (27) Diabetes mellitus 23.3% (7) Cigarette smoking, current 13.4% (4) Prior myocardial infarction 26.7% (8) J. Schofer, P. Musialek et al. 2015 (manuscript at review)

2015 CARENET – Procedure R esults Target vessel - Left ICA - Right ICA 33.3% (10) 66.6% (20) Protection used - Distal filter protection - Proximal balloon protection 96.6% (29) 3.4% (1) Pre dilatation 70.9% (22) Post dilatation 77.4% (24) Post dilatation Pressure (ATM) 13.6 “ 4.5 Stent deployed 100% (30) Procedure success 100% (30) Stent diameter (Mean) 8.23mm “ 0.8 Stent length (Mean) 34.8 mm “ 5.0 Second stent used 3.33% (1) J. Schofer, P. Musialek et al. 2015 (manuscript at review)

Angiographic assessment, CARENET (n=30) Baseline Final Lesion location in left/right ICA 33/67% - Lesion length [ mm ] 16.94 “ 4.7 - MLD [ mm ] 1.25 “ 0.34 4.82 “ 0.60 % Diameter stenosis 79.9 “ 5.0 16.9 “ 6.5 TIMI III flow in the ECA 100% 100% J. Schofer, P. Musialek et al. 2015 (manuscript at review) 2015 CARENET – Procedure R esults

DW - MRI : the unforgiving testimony of what you’ve done to the TARGET ORGAN... P Musialek , LINC 2015 2015

CGuard ™ embolic prevention stent P Musialek , LINC 2015

Baseline 24h after CAS Prior to CAS 30 days after CAS DWI Flair DWI Flair No new CAS - related lesions No new lesions between 24h and 30d CARENET PJ, 03 - 007 (Krakow) LICA 2015 External, blinded CoreLab MRI image analysis and quantification (USA)

CARENET DW - MRI analysis DW - MRI analysis @ 48 hours CARENET (n=27) PROFI (all) (n=62) ICSS † (n=56) Incidence of new ipsilateral lesions 37 . 0% 66 . 2% 68.0% Average lesion volume (cm 3 ) 0.039 ± 0.08 0.375 - Maximum lesion volume (cm 3 ) 0.445 Bijuklic et al. JACC , 2012 ; Bonati et. al, Lancet Neurol 2010 † bilateral lesions * External Core Lab analysis (US) * J. Schofer, P. Musialek et al. 2015 (manuscript at review) ≈ 50% reduction in new ipsilateral lesion incidence 2015

CARENET DW - MRI analysis DW - MRI analysis @ 48 hours CARENET (n=27) PROFI (all) (n=62) ICSS † (n=56) Incidence of new ipsilateral lesions 37.0% 66.2% 68.0% Average lesion volume (cm 3 ) 0.039 0.375 - Maximum lesion volume (cm 3 ) 0.445 Bijuklic et al. JACC , 2012 ; Bonati et. al, Lancet Neurol 2010 † bilateral lesions * External Core Lab analysis (US) * J. Schofer, P. Musialek et al. 2015 (manuscript at review) >10 - fold reduction in cerebral lesion volume 2015

CARENET – DW-MRI analysis

DW-MRI analysis @ 48 hours			
	CARENET (n=27)	**PROFI (all)** (n=62)	**ICSS**† (n=56)
Incidence of new ipsilateral lesions	37.0%	66.2%	68.0%
Average lesion volume (cm^3)	0.039 ± 0.08	0.375	-
Maximum lesion volume (cm^3)	**0.445**		

ICSS



Hemispheric ischaemic stroke
No focal neurological deficit
Number of patients
40
35
30
25
20
15
10
5
0
<0·10
0·10–0·25
0·25–0·50
0·50–1·00
1–5
>5
Total volume of DWI lesions on post-treatment scan (mL)

Bijuklic et al. *JACC*, 2012; Bonati et. al, *Lancet Neurol* 2010

† bilateral lesions

LEIPZIG INTERVENTIONAL COURSE LINC 2015

2015 CARENET : DW - MRI analysis * see patient fluxogram Bijuklic et al. JACC , 2012;59 DW - MRI analysis @ 48 hours *

2015 CARENET vs. PROFI DW - MRI analysis @ 48 hours* 37 34.6 45.2 87.1 0 10 20 30 40 50 60 70 80 90 100 incidence new ipsilateral lesions (%) CARENET (distal and proximal) CARENET (distal only) PROFI proximal balloon PROFI filter protection 0.039 0.04 0.16 0.59 -0.1 6E-16 0.1 0.2 0.3 0.4 0.5 0.6 volume ipsilateral lesions (cm 3 ) * See patient fluxogram Bijuklic et al. JACC , 2012;59

CARENET : 30 - day DW - MRI analysis All but one peri - procedural ipsilateral lesions RESOLVED * * External Core Lab analysis (US) J. Schofer, P. Musialek et al. 2015 (manuscript at review) DW - MRI analysis @ 30 days* Incidence of new ipsilateral lesions 1 Average lesion volume (cm 3 ) 0.08 ± 0.00 Permanent lesions at 30 days 1 * see patient fluxogram 2015

C Guard : Long - term Stent Evaluation Routine Duplex Doppler ultrasound at discharge , 30 days , 6 and 12 months and then yearly J. Schofer, P. Musialek et al. 2015 (manuscript at review) ( Intravascular ultrasound ) . . (CT angiography ) . 2015

2015 NB. in one patient 6 mo ultrasound data pending CARENET in - stent P eak S ystolic V elocities > 50 % in - stent stenosis threshold * >7 0 % in - stent stenosis threshold * 30 day 6 months * Setacci et. al, Grading Carotid Intrastent Restenosis of 814 CAS patients Stroke . 2008 (NB. ECA patency 100% @6mo)

Excellent stent expansion and apposition ZERO tissue protrusion though mesh - and - struts Initial series of IVUS CG u ard TM studies suggests ... √ √ . . Piotr Musialek @ LINC 2015

2015 5 months follow - up CGuard Piotr Musialek @ LINC 2015

2015 RCCA & RICA LICA CGuard Piotr Musialek @ LINC 2015 5 months follow - up Wallstent Precise

C Guard : Endovascular Solution For All - comers 61 yo symptomatic LICA 72 yo asymptomatic RICA 2015 Piotr Musialek @ LINC 2015 amenable to elimination with mesh Stent placement Stent relaese CAS (and CEA) are – and will remain – emboli - generating procedures P Musialek @ LINC 2015 2015

CAS: 2010 Vision 2015

C Gu ard embolic prevention stent system Compatible with ALL EPD types Deliverable in hard - access anatomies Optimal visibility Reliable, predictable, and extremely precise placement No indication of foreshortening Radial strength sufficient for v. hard lesions . . . . . . √ √ √ √ √ √ 2015 Piotr Musialek @ LINC 2015

Full respect of the carotid bifurcation anatomy - > ‘ endovascular anatomic reconstruction ’ Optimal performance across all lesion subsets (including high calcium/thrombus/string) . . √ √ C Gu ard embolic prevention stent system 2015 Piotr Musialek @ LINC 2015

CARENET C onclusions • CARENET Trial demonstrated unprecedented safety of the CGuard stent , with 30 - day MACCE rate of 0%. • The CGuard device success and p rocedure success rate w ere 100%. • Majority of patients treated with CGuard have zero ipsilateral lesions on post - procedural DWI. 2015

CARENET C onclusions • 10 - fold reduction in average lesion volume when compared to conventional carotid stents . • All but one peri - procedural lesion had resolved completely by 30 days. • 6 month ultrasound analysis is indicative of normal stent healing without any restenosis concern and with normal ECA flow . • CARENET data indicates that CGuard may offer unique clinical benefits for patients undergoing CAS – with unprecedented safety. 2015